SEMIANNUAL REPORT
                                 MARCH 31, 2001

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                  April 20, 2001

Dear Fellow Shareholder:

  The unwinding of the technology euphoria of 1998-1999 continued in the March quarter and also spilled over into other high valuation sectors and beyond.
Most major indices were down significantly: the S&P 500, 11.9%; the Nasdaq, 25.5%; and the benchmark Russell 2000, 6.5%. Your portfolio continued to hold up very well in this environment, relative to the market, reflecting investors' increased attention to valuation. The Fiduciary Capital Growth Fund was down just 0.8% for the quarter, after a very strong gain of 19.1% in 2000.*<F1>
Later in this report, we will highlight a few of your portfolio holdings and why we like them over the coming years.

BUYING OPPORTUNITY?

  Over the past few months we have often been asked if it's a "buying opportunity" for many of the battered technology stocks. With most "blue chip" tech stocks (and the Nasdaq) down approximately 60% from a year ago, there is a natural inclination to think they must be cheap. From a long-term historical perspective, however, one cannot make this case. Valuation levels of the major technology stocks and indices remain significantly higher than past market bottoms. This doesn't necessarily condemn these stocks to further declines, it simply means that when sentiment was poor in the past, the stocks hit much lower levels. It may be different this time, but recall, fifteen months ago the "new economy" stocks were supposed to be "different," and valuations didn't matter. The fact that there remains so much buying interest in these types of companies also speaks volumes about investor sentiment. February was the first month, since the Russian debt crisis in 1998, in which so-called growth funds experienced net outflows. The fact that 18 of the 20 biggest daily percentage gains in Nasdaq history occurred in the past twelve months, with each rally failing and each low being lower, tells us that investors are still "buying the dips" in order to capture the rebound. This is classic bear market behavior. History, unfortunately, has not been kind to leaders of the previous up cycle; usually the next up cycle has new leadership.

  There is nothing magical or mystical about why leadership changes. It is a function of the capital cycle. Typically "hot" areas attract new capital, eventually leading to overcapacity and, ultimately, destructive pricing. Public equity values fall, private funding dries up and a fairly lengthy period of rationalization and consolidation usually ensues. Eventually this leads to another up cycle. The fact that we are just now seeing the layoffs at companies such as Cisco, Lucent and Solectron tells us that the rebound may be a way off.

  As with all market downturns, however, wonderful investment opportunities usually present themselves; this time should be no different. We are currently buying a few new companies and adding to some existing holdings that look particularly attractive.

"THE 15% DELUSION"

  In the February 5th issue of Fortune, there was an interesting article entitled, "The 15% Delusion," written by the highly regarded journalist, Carol Loomis. Ms. Loomis points out how common it is for corporate CEOs to promise "15% growth." In the case of technology CEOs, it's "20-25%." Wall Street analysts and investment bankers have come to believe that this kind of growth rate is to be expected of "good" companies. Options and other compensation programs have been built around this goal. Investors in recent years have also come to expect this of their stocks. The article discusses just how difficult 15% growth really is over a sustained period of time. We have reprinted the results depicted in the bar chart that follows.

  Fortune analyzed three roughly twenty-year periods (1960-1980, 1970-1990, and 1980-1999). At the beginning of each period they studied 150 profitable blue chip companies and measured their long-term growth rates. In the first time segment, 1960-1980, only three companies achieved 15% growth or higher (Standard Oil, Philip Morris and Boeing). The 1970-1990 period saw four companies exceed this goal (Boeing, Philip Morris, Merck and PPG Industries). During the last segment, 1980-1999, five out of 150 achieved 15% growth or better (Fannie Mae, UAL, Philip Morris, Merck and Abbott Labs). In the respective time periods, 16, 24 and 33 companies actually had negative growth! The typical growth rate was 0-10%. We have often discussed the fact that the S&P 500 earnings growth has averaged about 6% over long periods of time. The article confirms this number. Studies by Ibbotson and others suggest smaller companies have grown earnings at approximately 8% per year. Our own studies suggest that over the years (since
1980), your portfolio companies have grown their earnings, on average, at 10-
12%.

NUMBER OF COMPANIES WHOSE EARNINGS-PER-SHARE GROWTH RATE WAS...

15% OR HIGHER           3              4              5
                    COMPANIES      COMPANIES      COMPANIES

10% TO 15%              38             37             26
                    COMPANIES      COMPANIES      COMPANIES

5% TO 10%               64             46             40
                    COMPANIES      COMPANIES      COMPANIES

0 TO 5%                 22             30             38
                    COMPANIES      COMPANIES      COMPANIES

NEGATIVE                16             24             33
                    COMPANIES      COMPANIES      COMPANIES

                     1960-80        1970-90        1980-99

         Used with Permission.  (c)2000 Time Inc.  All rights reserved.

  Ms. Loomis touches on why managements promise 15%. She suggests hubris, naivete or some sort of feeling that it is good for their stock. It may simply be that managements are accustomed to being above-average and thus naturally set above-average goals. Boards of directors certainly like to believe they've hired superior talent. These managers are paid like rock stars so it follows that they would set high targets. For many companies, compensation plans are
tied to unrealistic goals, which fosters all sorts of bad behavior.   Every day
we read of another Cendant, Lucent or Xerox situation...companies, fanatical about "hitting the numbers," but instead creating an environment where managers interested in self-preservation and/or greed take shortcuts.

  Wall Street has fed the 15% delusion. Analysts publish long-term growth rate expectations of 15% as if it were a common outcome. Investment bankers often convince CEOs that they need to do deals to achieve their long-term growth targets. There is a large body of evidence that shows that most of these deals are uneconomic. Investors have bought into the 15% delusion because they achieved this kind of gain over a relatively short period of time. Virtually every long term study of stock prices shows a 10% rate of return as the norm. We believe a consistently applied value-oriented investment approach can do somewhat better than 10%. Our long-term track record supports this.

  As is our custom with the April letter, we would like to highlight a few of your portfolio companies.

APTARGROUP, INC.

  AptarGroup is the one of the world's leading producers of dispensing caps and closures for several major end markets: fragrance and cosmetics; personal care; pharmaceutical; household; and food. It is a $900 million company with roots back into the 1940s and boasts such customers as Coca-Cola, Gillette, Glaxo, L'Oreal and Proctor & Gamble. While the packaging industry is mature, AptarGroup's niche in dispensing systems has a healthy internal growth rate of 7-8%. The Company has grown more rapidly than this historically because of market share gains and modest, consolidating acquisitions. The major attraction to this Company is the steady, recurring nature of its business. Perfume, shampoo, oven cleaner, liquid soup, medicine and drinks are all consumed. The Pharmaceutical opportunity could be interesting given the attractiveness of nasal-delivered metered doses, an AptarGroup specialty. The Company generates nearly two-thirds of its earnings from Europe and has nice growth opportunities in the United States and the developing world.

  Although caps and closures seem mundane, there is actually a fair amount of complexity in the pump designs. Precision molding and high-speed assembly, on a worldwide scale, are also necessary. The Company drives a consistent return-on-capital of approximately 13%, well in excess of its cost of capital. Moreover, we have known and trusted the management team for over five years. Our analyst says that you could eat your dinner off the floor of AptarGroup's plants!

  We like the stock because of its defensive characteristics, good balance sheet, and reasonable valuation. It is 15 times and 13.7 times 2001 and 2002 estimates, respectively. Risks include currency fluctuations and new product cycles from the major OEMs.

H&R BLOCK, INC.

  H&R Block's core business is widely recognized as the country's leading tax preparer. It is a great brand name and a dominant franchise. The core business makes up 65% of the Company's revenues and 70% of its pre-tax income. The Company serves one of every seven tax filers. Block is generally able to add to its number of clients served by 2-3% every year, while increasing its price/mix equation by an incremental 5-7%. This results in healthy revenue growth of 7-10%, with even greater earnings and cash flow growth. Additionally, for every $1 of revenue generated in the tax preparation business, $0.14- $0.15 is brought to the bottom-line, which is roughly twice the level of profitability compared to the average S&P 500 company. On a return-on-capital basis, Block achieves a 30% level, which is extraordinary. The complexity of tax regulations should continue to drive steady demand for Block's core tax services.

  We made our original investment in Block last spring after the Company pre-announced that it had missed its all-important fourth quarter (ending with last
April's tax season).   Wall Street appeared to overreact, driving the stock
below the intrinsic value of the core tax business. While we are not enamored of the rest of Block's businesses, due to above-average volatility, they do fit nicely from a strategic standpoint. Option One is a leading mortgage originator and servicer to middle and lower middle-class consumers. It has an enviable long-term track record of safe lending, although not immune to economically induced credit concerns. H&R Block Financial (formerly Olde Discount), provides brokerage services to the masses and is Block's vehicle for cross-selling tax, mortgage and financial services. Only time will tell whether these are smart strategic pieces to the Block story, but we cannot argue with the logic.

  Although the stock has appreciated significantly over the past year, our analyst believes the intrinsic value to the Company is at least 25% higher. The stock currently trades at 17.5 times and 15.1 times 2001 and 2002 estimates, respectively. Anecdotally, the "Oracle of Omaha," Warren Buffett, recently filed a 13F showing an 8% position in the stock.

CENTURYTEL, INC.

  CenturyTel is a local telephone company, with nearly $2 billion in revenue, serving small markets (one of their largest markets is Eagle River, Wisconsin). Because CenturyTel is classified by the FCC as a rural carrier, it is exempted from several of the onerous regulations brought about by the Telecommunications Act of 1996. Furthermore, its less densely populated service territory is not on the radar screen of the "Giant Bells". This translates into above-average profitability for the Company. Additionally, as the large operators seek to rationalize their networks, they have divested rural properties. Over the years, CenturyTel has been a buyer of these properties. The Company has established a track record of enhancing the value of these acquisitions. This external growth, along with basic line growth and new services, as described below, gives CenturyTel a healthy outlook for the next several years.

  Within the wireline segment, 77% of revenues, CenturyTel has been able to sell additional services (caller ID, voice mail, second line, etc.) into its established customer base. Recent acquisitions give the Company the opportunity to sell these ancillary services into a significantly under-penetrated customer base. Newer service offerings include internet dial-up and digital subscriber line (DSL) service. Within the wireless segment (23% of revenues), CenturyTel does face meaningful competition-particularly national players such as AT&T Wireless and Sprint PCS. We think management's intense focus on its service territory and the unit's above-average margins provides some protection against these competitive forces.

  With a Price/Cash EPS ratio of 13.0 and an EBITDA margin of 51% in a very stable business franchise, we find CenturyTel to be an attractive stock in either a "normal" or turbulent stock market.

DELPHI FINANCIAL GROUP, INC.

  Despite being a $600 million company, Delphi is somewhat misunderstood and significantly under-followed. We have recently beefed-up our holding of the Company as a result of its current low valuation and high insider ownership (33%). Delphi is a holding company with two major insurance subsidiaries. The first is Reliance Standard, a life and health insurance company, and the second is Safety National, an excess worker's compensation insurance operation. Both insurance companies are solidly profitable, have good management and have consistently upstreamed dividends to the holding company. Historically, Delphi management earned very high returns at the holding company level; a fact, ironically, that disturbed Wall Street. They assumed that these good returns meant high risk, even though the Company established their record in good and bad markets.

  This is where the story becomes interesting. Delphi management, frustrated with the stock's low public valuation and poor sponsorship by Wall Street, announced that they were dismantling the holding company structure. They planned to reduce debt and run a "plain vanilla" investment portfolio and let the market value their two outstanding insurance operations on their own merits. Investors rewarded this announcement with a 25% reduction in the stock! Apparently the reduced earnings estimates, due to lower investment returns, suddenly became meaningful to The Street. The stock move appears to make little sense to us as
long term investors.   Debt has subsequently been reduced to under 20% of
capital and the investment portfolio converted to generic status. Now this solid insurance franchise can be had for less than nine times earnings and approximately one times book value. Finally, management has indicated that they won't wait forever to realize value in this franchise. We would not be surprised to wake-up someday to a nice take-over premium.

  As always, we are grateful for your support of Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/Ted D. Kellner, C.F.A
Ted D. Kellner, C.F.A
President

/s/Donald S. Wilson, C.F.A
Donald S. Wilson, C.F.A
Vice President

/s/Patrick J. English, C.F.A.
Patrick J. English, C.F.A.
Portfolio Manager

*<F1> One-, five- and ten-year annual compounded returns for the Fund are 11.1%, 12.2% and 13.1%, respectively.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2001 (Unaudited)

 SHARES OR                                                            QUOTED
 PRINCIPAL                                                            MARKET
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 94.9% (A)<F3>

COMMON STOCKS -- 90.9% (A)<F3>

             CHEMICAL/SPECIALTY MATERIALS -- 8.2%
     43,700  Cambrex Corp.                            $ 1,044,912  $ 1,815,735
     29,000  Great Lakes Chemical Corp.                   830,943      891,460
     23,200  Minerals Technologies Inc.                   894,569      810,840
     10,700  Sigma-Aldrich Corp.                          241,906      512,262
                                                      -----------  -----------
                                                        3,012,330    4,030,297

             CONSUMER SERVICES -- 4.0%
     39,000  H & R Block, Inc.                          1,189,025    1,952,340

             DISTRIBUTION -- 2.6%
     29,000  Arrow Electronics, Inc.*<F2>                 504,174      655,400
     50,000  Pioneer-Standard
               Electronics, Inc.                          412,188      612,500
                                                      -----------  -----------
                                                          916,362    1,267,900

             HEALTH INDUSTRIES -- 16.5%
     83,300  Apogent Technologies Inc.*                   983,724    1,685,992
     45,000  Covance Inc.*<F2>                            362,381      578,250
     63,000  DENTSPLY International Inc.                1,121,875    2,299,500
     17,300  Haemonetics Corp.*<F2>                       282,163      572,630
     16,600  IDEXX Laboratories, Inc.*<F2>                271,825      364,163
     50,400  Renal Care Group, Inc.*<F2>                1,078,528    1,351,728
     58,900  Sybron Dental
               Specialties, Inc.*<F2>                     748,880    1,236,900
                                                      -----------  -----------
                                                        4,849,376    8,089,163

             INDUSTRIAL SERVICES -- 5.1%
    134,000  Republic Services, Inc.*<F2>               1,732,769    2,512,500

             INSURANCE -- 10.8%
     46,957  Delphi Financial Group, Inc.               1,522,621    1,389,927
     24,000  MGIC Investment Corp.                        836,040    1,642,080
     79,325  Old Republic
               International Corp.                      1,014,376    2,252,830
                                                      -----------  -----------
                                                        3,373,037    5,284,837

             MISCELLANEOUS-BUSINESS SERVICES -- 11.9%
     80,000  G & K Services, Inc.                       2,090,618    1,595,000
     77,300  Keane, Inc.*<F2>                           1,033,525    1,004,900
     32,500  Manpower Inc.                              1,094,417      936,000
    116,000  Modis Professional
               Services, Inc.*<F2>                      1,105,641      533,600
     44,000  Morrison Management
               Specialists, Inc.                          760,866    1,755,160
                                                      -----------  -----------
                                                        6,085,067    5,824,660

             MISCELLANEOUS-CONSUMER MANUFACTURING -- 3.9%
     21,100  Liz Claiborne, Inc.                          887,479      992,755
     75,100  Paxar Corp.*<F2>                             642,400      938,750
                                                      -----------  -----------
                                                        1,529,879    1,931,505

             MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 2.1%
     30,600  Brady Corp.                                  915,376    1,031,220

             PAPER/PACKAGING -- 4.1%
     51,500  AptarGroup, Inc.                           1,239,940    1,569,205
     35,000  Wausau-Mosinee
               Paper Corp.                                442,110      455,000
                                                      -----------  -----------
                                                        1,682,050    2,024,205

             PRINTING/PUBLISHING/FORMS -- 0.8%
     18,500  Bell & Howell Co.*<F2>                       529,562      417,175

             PRODUCER MANUFACTURING -- 2.0%
     59,000  Regal-Beloit Corp.                           731,582      982,350

             REAL ESTATE -- 2.1%
     50,100  Security Capital
               Group Inc. CL B*<F2>                       814,769    1,039,575

             RETAIL TRADE -- 9.8%
    131,000  Casey's General
               Stores, Inc.                             1,062,688    1,563,813
    150,000  Consolidated Stores Corp.*<F2>             2,070,550    1,507,500
     67,000  Family Dollar Stores, Inc.                 1,084,100    1,721,900
                                                      -----------  -----------
                                                        4,217,338    4,793,213

             SOFTWARE/SERVICES -- 4.8%
     64,700  NOVA Corp./Georgia*<F2>                    1,361,181    1,193,068
     23,500  SunGard Data
               Systems Inc.*<F2>                          443,004    1,156,905
                                                      -----------  -----------
                                                        1,804,185    2,349,973

             TELECOMMUNICATIONS -- 2.2%
     35,700  CenturyTel, Inc.                           1,148,352    1,026,375
     27,000  Completel Europe N.V.*<F2>                   472,133       74,250
                                                      -----------  -----------
                                                        1,620,485    1,100,625
                                                      -----------  -----------

             Total common stocks                       35,003,192   44,631,538

REITS -- 4.0% (A)<F3>
     98,700  Prologis Trust                             2,039,791    1,981,896
                                                      -----------  -----------
             Total long-term
               investments                             37,042,983   46,613,434

SHORT-TERM INVESTMENTS 6.1% (A)<F3>

             VARIABLE RATE DEMAND NOTES
 $2,300,000  Firstar Bank U.S.A., N.A.                  2,300,000    2,300,000
    714,745  Sara Lee Corp.                               714,745      714,745
                                                      -----------  -----------
               Total short-term
                 investments                            3,014,745    3,014,745
                                                      -----------  -----------
               Total investments                      $40,057,728   49,628,179
                                                      -----------
                                                      -----------

             Liabilities, less cash and
               receivables -- (1.0%) (A)<F3>                          (487,026)
                                                                   -----------
               NET ASSETS                                          $49,141,153
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share
                 ($0.01 par value 10,000,000
                 shares authorized), offering
                 and redemption price
                 ($49,141,153 / 2,618,181
                 shares outstanding)                                    $18.77
                                                                        ------
                                                                        ------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Period Ending March 31, 2001 (Unaudited)

INCOME:
   Dividends                                                        $  200,847
   Interest                                                             82,368
                                                                    ----------
       Total income                                                    283,215
                                                                    ----------

EXPENSES:
   Management fees                                                     217,398
   Administrative services                                              19,479
   Registration fees                                                    17,745
   Professional fees                                                    15,724
   Transfer agent fees                                                  12,037
   Printing and postage expense                                          9,775
   Custodian fees                                                        5,621
   Board of Directors fees                                               2,510
   Other expenses                                                        4,838
                                                                    ----------
       Total expenses                                                  305,127
                                                                    ----------
NET INVESTMENT LOSS                                                    (21,912)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       835,864
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               2,115,029
                                                                    ----------
NET GAIN ON INVESTMENTS                                              2,950,893
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,928,981
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 2001 (Unaudited) and For the Year Ended September 30, 2000

                                                    2001          2000
                                                 ----------    ----------
OPERATIONS:
   Net investment loss                           $   (21,912) $   (87,835)
   Net realized gain on investments                  835,864    2,896,108
   Net increase in unrealized appreciation
     on investments                                2,115,029    4,458,075
                                                 -----------  -----------
       Net increase in net assets resulting
         from operations                           2,928,981    7,266,348
                                                 -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($1.07157 and $0.43172 per share,
     respectively)                                (2,701,969)  (1,033,403)*<F4>
                                                 -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (188,855 and
     560,103 shares, respectively)                 3,428,535    9,479,394
   Net asset value of shares issued in
     distributions (150,846 and 64,902
     shares, respectively)                         2,571,631      964,443
   Cost of shares redeemed (225,758 and
     517,353 shares, respectively)                (4,101,363)  (8,776,240)
                                                 -----------  -----------
       Net increase in net assets derived
         from Fund share activities                1,898,803    1,667,597
                                                 -----------  -----------
       TOTAL INCREASE                              2,125,815    7,900,542

NET ASSETS AT THE BEGINNING OF THE PERIOD         47,015,338   39,114,796
                                                 -----------  -----------
NET ASSETS AT THE END OF THE PERIOD              $49,141,153  $47,015,338
                                                 -----------  -----------
                                                 -----------  -----------

*<F4>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                 (UNAUDITED)
                                                FOR THE PERIOD
                                                    ENDING                         YEARS ENDED SEPTEMBER 30,
                                                  MARCH 31,      -------------------------------------------------------------
                                                     2001         2000          1999          1998          1997         1996
                                                    ------       ------        ------        ------        ------       ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period                $18.77       $16.32        $18.49        $26.53        $21.76       $21.58

Income from investment operations:
   Net investment (loss) income                      (0.00)       (0.03)        (0.03)        (0.02)         0.03         0.13
   Net realized and unrealized
     gains (losses) on investments                    1.07         2.91          2.57         (4.15)         7.39         2.24
                                                    ------       ------        ------        ------        ------       ------
Total from investment operations                      1.07         2.88          2.54         (4.17)         7.42         2.37

Less distributions:
   Dividends from net investment income                 --           --            --         (0.01)        (0.15)       (0.12)
   Distributions from net realized gains             (1.07)       (0.43)        (4.71)        (3.86)        (2.50)       (2.07)
                                                    ------       ------        ------        ------        ------       ------
Total from distributions                             (1.07)       (0.43)        (4.71)        (3.87)        (2.65)       (2.19)
                                                    ------       ------        ------        ------        ------       ------
Net asset value, end of period                      $18.77       $18.77        $16.32        $18.49        $26.53       $21.76
                                                    ------       ------        ------        ------        ------       ------
                                                    ------       ------        ------        ------        ------       ------

TOTAL INVESTMENT RETURN                               6.3%*<F5>   18.4%         16.4%        (17.6%)        38.4%        12.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              49,141       47,015        39,115        39,047        52,678       45,835
Ratio of expenses to average net assets               1.3%**<F6>   1.2%          1.3%          1.2%          1.2%         1.2%
Ratio of net investment (loss) income
  to average net assets                              (0.1%)**<F6> (0.2%)        (0.2%)        (0.1%)         0.1%         0.6%
Portfolio turnover rate                              13.6%        46.7%         75.9%         54.3%         60.7%        43.7%

  *<F5>   Not Annualized.
 **<F6>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders. On December 21, 2000, the Fund distributed $58,180 from long-term realized gains ($0.022 per share). The distribution was paid on December 22, 2000, to shareholders of record on December 20, 2000.

(4)  INVESTMENT TRANSACTIONS --

          For the period ending March 31, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) were $6,288,428 and $8,180,738, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2001, liabilities of the Fund included the following:

            Payable to shareholders for redemptions               $   383,836
            Payable to brokers for investments purchased               91,616
            Payable to FMI for management and administrative fees      41,581
            Other liabilities                                          10,947

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2001, the sources of net assets were as follows:

            Fund shares issued and outstanding                    $38,903,876
            Net unrealized appreciation on investments              9,570,451
            Accumulated net realized gains on investments             666,826
                                                                  -----------
                                                                  $49,141,153
                                                                  -----------
                                                                  -----------

          Aggregate net unrealized appreciation as of March 31, 2001, consisted of the following:

            Aggregate gross unrealized appreciation               $13,051,560
            Aggregate gross unrealized depreciation                (3,481,109)
                                                                  -----------
                Net unrealized appreciation                       $ 9,570,451
                                                                  -----------
                                                                  -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2000, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 2000. The Fund hereby designates the following amounts as long-term capital gains distributions.

            Capital gains taxed at 20%                            $        -0-

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2000 was 30%.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.